EX-5.c

PERSPECTIVE ADVISORS II(SM) (05/06)        JACKSON NATIONAL LIFE
                                           INSURANCE COMPANY(R)[GRAPHIC OMITTED]
FIXED AND VARIABLE ANNUITY APPLICATION
(VA410)                                    Home Office: Lansing, Michigan
                                                              WWW.JNL.COM
See back page for mailing address.

USE DARK INK ONLY

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
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REGISTRATION INFORMATION
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OWNER'S NAME                                    Date of Birth (mm/dd/yyyy)                      SSN/TIN (include dashes)

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Home Address (number and street)                                        CITY, STATE, ZIP

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Age       Sex            U.S. Citizen     Phone No. (include area code)   E-Mail Address       Broker/Dealer Account Number
          __ M  __ F     __ Yes __ No
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JOINT OWNER'S NAME (Proceeds will be distributed in accordance with the Contract               SSN/TIN (include dashes)
on the first death of either Owner. Spousal Joint Owner may continue the
Contract.)

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Home Address (number and street)                                        CITY, STATE, ZIP                Relationship to Owner

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Date of Birth (mm/dd/yyyy)      Age      Sex            U.S. Citizen    Phone No. (include area code)           E-Mail Address
                                         __ M  __ F     __ Yes __ No
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ANNUITANT'S NAME (if other than Owner)                                                          SSN/TIN (include dashes)

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Home Address (number and street)                                        CITY, STATE, ZIP

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Date of Birth (mm/dd/yyyy)      Age      Sex            U.S. Citizen    Phone No. (include area code)           E-Mail Address
                                         __ M  __ F     __ Yes __ No
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JOINT ANNUITANT'S NAME                                                                          SSN/TIN (include dashes)

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Date of Birth (mm/dd/yyyy)      Age      Sex            U.S. Citizen    Phone No. (include area code)
                                         __ M  __ F     __ Yes __ No
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BENEFICIARY DESIGNATION
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Percentages must equal 100% for each beneficiary type. For additional beneficiaries, please attach a separate sheet, signed and dated by the Owner, which includes names, percentages, and other required information.
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                Name                                    SSN/TIN (include dashes)                Percentage (%)
   Primary
                --------------------------------------------------------------------------------------------------------------------
                Relationship to Owner                   Address (number and street)             City, State, ZIP

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                Name                                    SSN/TIN (include dashes)                Percentage (%)
 __ Primary
 __ Contingent  --------------------------------------------------------------------------------------------------------------------
                Relationship to Owner                   Address (number and street)             City, State, ZIP

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                Name                                    SSN/TIN (include dashes)                Percentage (%)
 __ Primary
 __ Contingent  --------------------------------------------------------------------------------------------------------------------
                Relationship to Owner                   Address (number and street)             City, State, ZIP

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                Name                                    SSN/TIN (include dashes)                Percentage (%)
 __ Primary
 __ Contingent  --------------------------------------------------------------------------------------------------------------------
                Relationship to Owner                   Address (number and street)             City, State, ZIP

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ANNUITY TYPE                                                                                            TRANSFER INFORMATION
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 __ Non-Tax Qualified                      __ IRA - Individual*                                         __ IRC 1035 Exchange
 __ 401(k) Qualified Savings Plan          __ IRA - Custodial                                           __ Direct Transfer
 __ HR-10 (Keogh) Plan                     __ IRA - Roth*                                               __ Direct Rollover
 __ 403(b) TSA (Direct Transfer Only)         *Tax Contribution Years and Amounts:                      __ Non-Direct Rollover
 __ IRA - SEP                                 Year:____________ $_____________                          __ Roth Conversion
 __ Other ___________________                 Year:____________ $_____________
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ARIZONA RESIDENTS, PLEASE NOTE: RIGHT TO EXAMINE. On written request, the
Company will provide to the contract Owner, within a reasonable time, reasonable factual information regarding the benefits and provisions of this Contract. If, for any reason, the contract Owner is not satisfied, the Contract may be returned to the Company or agent within 10 days (30 days if YOU WERE AGE 65 OR
OLDER ON THE DATE THE APPLICATION WAS SIGNED or it was purchased as a replacement contract) after delivery and the Contract Value, without deductions for any sales charges for the business day on which the Contract is received at its Service Center, will be returned.

VDA 110                                                             V4473  05/06

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REPLACEMENT * Must be completed for "Good Order"
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*ARE YOU REPLACING AN EXISTING LIFE INSURANCE POLICY OR ANNUITY CONTRACT? __ YES  __ NO  IF "YES", PLEASE COMPLETE THIS SECTION.
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Company Name                            Contract No.                            Anticipated Transfer Amount
                                                                                $
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Company Name                            Contract No.                            Anticipated Transfer Amount
                                                                                $
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OPTIONAL DEATH BENEFITS
             ALL OPTIONAL DEATH BENEFITS MAY NOT BE AVAILABLE IN ALL STATES AND ONCE SELECTED CANNOT BE CHANGED.
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If no Optional Death Benefit is selected your beneficiary(ies) will receive the standard death benefit. Please see the prospectus for details.

Please select only one option:

     1. __ 5% Roll-Up Death Benefit (4% if the Owner is age 70 or older on the date of issue)
     2. __ 4% Roll-Up Death Benefit (3% if the Owner is age 70 or older on the date of issue)
     3. __ Highest Anniversary Value Death Benefit
     4. __ Combination of Options 1 and 3 above.
     5. __ Combination of Options 2 and 3 above.

                                ADDITIONAL CHARGES WILL APPLY. PLEASE SEE THE PROSPECTUS FOR DETAILS.
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OTHER OPTIONAL BENEFITS
                       ALL OPTIONAL BENEFITS MAY NOT BE AVAILABLE IN ALL STATES AND ONCE SELECTED CANNOT BE CHANGED.
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     A. EARNINGS PROTECTION BENEFIT
        __ EarningsMax(SM)

     B. CONTRACT ENHANCEMENT OPTION
        __ 2% of first-year premium

     C. GUARANTEED LIVING BENEFIT OPTIONS (MAY SELECT ONLY ONE)
     GUARANTEED MINIMUM INCOME BENEFIT OPTION
        __ FutureGuard(SM)

     GUARANTEED MINIMUM WITHDRAWAL BENEFIT (GMWB) OPTIONS
        __ SafeGuard 7 Plus(SM)
           (7% GMWB)
        __ AutoGuard(SM)
           (5% GMWB with Annual Step-Up)
        __ MarketGuard 5(SM)
           (5% GMWB)
        __ LifeGuard Protector Advantage(SM)
           (5% For Life GMWB with Bonus and Annual Step-Up)
        __ LifeGuard Protector(SM)
           (5% For Life GMWB with Annual Step-Up)
        __ LifeGuard Protector with Joint Option(SM) (1)
           (Joint 5% For Life GMWB with Annual Step-Up)
        __ LifeGuard Protector Plus(SM)
           (5% For Life GMWB with Bonus and 5-Year Step-Up)
        __ LifeGuard Protector Plus with Joint Option(SM) (1)
           (Joint 5% For Life GMWB with Bonus and 5-Year Step-Up)

      ADDITIONAL CHARGES WILL APPLY. PLEASE SEE THE PROSPECTUS FOR DETAILS.

(1)  Spousal joint ownership required and available on Nonqualified Plans only.
     Please ensure the Joint Ownership section on Page 1 (including the
     "Relationship to Owner" box) is properly completed.
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INITIAL PREMIUM                                                       INCOME DATE
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Amount of premium with application: $_____________________            PLEASE SPECIFY DATE (mm/dd/yyyy):__________________
MAKE ALL CHECKS PAYABLE TO JACKSON NATIONAL LIFE INSURANCE            If an Income Date is not specified, age 90 (age 70 1/2 for
COMPANY(R)                                                            Qualified Plans) of the Owner will be used.
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VDA 110                                                                                                                 V4473  05/06

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PREMIUM ALLOCATION                                                              TOTAL NUMBER OF ALLOCATIONS MAY NOT EXCEED 18
                                                                          WHOLE PERCENTAGES ONLY * TOTAL ALLOCATION MUST EQUAL 100%
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NUMBER         PORTFOLIOS                                             NUMBER         PORTFOLIOS
196 __% JNL(R)/AIM Large Cap Growth                                   188 __% JNL/Mellon Capital Management Healthcare Sector
206 __% JNL/AIM Real Estate                                           190 __% JNL/Mellon Capital Management Oil & Gas Sector
195 __% JNL/AIM Small Cap Growth                                      187 __% JNL/Mellon Capital Management Technology Sector
114 __% JNL/Alger Growth                                              054 __% JNL/Mellon Capital Management Enhanced S&P 500 Stock
115 __% JNL/Eagle Core Equity                                                 Index
116 __% JNL/Eagle SmallCap Equity                                     173 __% JNL/Oppenheimer Global Growth
150 __% JNL/FMR Balanced                                              174 __% JNL/Oppenheimer Growth
101 __% JNL/FMR Mid-Cap Equity                                        127 __% JNL/PIMCO Total Return Bond
075 __% JNL/Franklin Templeton Income                                 105 __% JNL/Putnam Equity
208 __% JNL/Franklin Templeton Small Cap Value                        148 __% JNL/Putnam Midcap Growth
207 __% JNL/Goldman Sachs Mid Cap Value                               106 __% JNL/Putnam Value Equity
076 __% JNL/Goldman Sachs Short Duration Bond                         104 __% JNL/Select Balanced
113 __% JNL/JPMorgan International Equity                             103 __% JNL/Select Global Growth
126 __% JNL/JPMorgan International Value                              102 __% JNL/Select Large Cap Growth
077 __% JNL/Lazard Emerging Markets                                   107 __% JNL/Select Money Market
132 __% JNL/Lazard Mid Cap Value                                      179 __% JNL/Select Value
131 __% JNL/Lazard Small Cap Value                                    111 __% JNL/T. Rowe Price Established Growth
123 __% JNL/Mellon Capital Management S&P 500(R) Index                112 __% JNL/T. Rowe Price Mid-Cap Growth
124 __% JNL/Mellon Capital Management S&P(R) 400                      149 __% JNL/T. Rowe Price Value
        MidCap Index                                                  136 __% JNL/Western High Yield Bond
128 __% JNL/Mellon Capital Management Small Cap Index                 110 __% JNL/Western Strategic Bond
129 __% JNL/Mellon Capital Management International Index             109 __% JNL/Western U.S. Government & Quality Bond
133 __% JNL/Mellon Capital Management Bond Index
145 __% JNL/Mellon Capital Management Dow(SM) 10                      THE FOLLOWING 9 OPTIONS ARE S&P MANAGED PORTFOLIOS
193 __% JNL/Mellon Capital Management S&P 10                          227 __% JNL/S&P Managed Conservative
183 __% JNL/Mellon Capital Management Global 15                       226 __% JNL/S&P Managed Moderate
184 __% JNL/Mellon Capital Management 25                              117 __% JNL/S&P Managed Moderate Growth
186 __% JNL/Mellon Capital Management Select Small-Cap                118 __% JNL/S&P Managed Growth
224 __% JNL/Mellon Capital Management JNL 5                           119 __% JNL/S&P Managed Aggressive Growth
079 __% JNL/Mellon Capital Management JNL Optimized 5                 097 __% JNL/S&P Retirement Income
222 __% JNL/Mellon Capital Management Nasdaq(R) 15                    098 __% JNL/S&P Retirement 2015
074 __% JNL/Mellon Capital Management S&P 24                          099 __% JNL/S&P Retirement 2020
223 __% JNL/Mellon Capital Management Value Line(R) 25                100 __% JNL/S&P Retirement 2025
096 __% JNL/Mellon Capital Management Dow Dividend                    027 __% FIXED ACCOUNT OPTION
225 __% JNL/Mellon Capital Management VIP
191 __% JNL/Mellon Capital Management Communications Sector                   Automatic transfer of funds over a 6-month period
185 __% JNL/Mellon Capital Management Consumer Brands Sector                  is required.  You must attach the Directed Transfer
189 __% JNL/Mellon Capital Management Financial Sector                        form (V4490).

__ CHECK HERE FOR  AUTOMATIC  REBALANCING.  Only the  Portfolios
selected  above will participate in the program. The Fixed Account
Option is not available for Automatic Rebalancing.                    -------------------------------------------------------------
                                                                                ALL PREMIUM ALLOCATION OPTIONS MAY NOT BE
Frequency: __ Monthly     __ Quarterly                                                   AVAILABLE IN ALL STATES
           __Semi-Annual  __ Annual
                                                                             RESTRICTIONS MAY APPLY AT JNL'S DISCRETION ON A
Start Date:______________________                                                        NON-DISCRIMINATORY BASIS.
                                                                      -------------------------------------------------------------
If no date is selected, the program will begin one month/
quarter/half year/year (depending on the frequency you
selected) from the date JNL applies the first premium
payment.

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VDA 110                                                                                                                 V4473  05/06

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TELEPHONE/ELECTRONIC TRANSFERS AUTHORIZATION
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DO YOU WISH TO AUTHORIZE THESE TYPES OF TRANSFERS?
                                       __ Yes  __ No

By checking "Yes", I (We) authorize Jackson National Life(R) (JNL) to accept fund transfers/allocation changes via telephone,
Internet, or other electronic medium from me (us) and my (our) Representative subject to JNL's administrative procedures. JNL's administrative procedures are designed to provide reasonable assurances that telephone/electronic authorizations are genuine. If JNL fails to employ such procedures, it may  be held liable for losses resulting from a failure to use such procedures.

I (We) agree that JNL, its affiliates, and subsidiaries shall not be liable for losses incurred in connection with telephone/
electronic instructions received, and acted on in good faith, notwithstanding subsequent allegations of error or mistake in connection with any such transaction instruction.

IF NO ELECTION IS MADE, JNL WILL DEFAULT TO "NO" FOR RESIDENTS OF NORTH DAKOTA AND TO "YES" FOR RESIDENTS OF ALL OTHER STATES.
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ELECTRONIC RECEIPT OF STATEMENTS/CORRESPONDENCE
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I consent __ I do not consent __ to electronic delivery of annual and semi-annual reports, quarterly and immediate confirms, prospectuses and prospectus supplements, and related correspondence (except _________________ ) from Jackson National Life, when available.

There is no charge for electronic delivery. Please make certain you have given us a current e-mail address. Also let us know if that
e-mail address changes as we will need to notify you of a document's availability through e-mail. To view an electronic document, you will need Internet access. You may request paper copies, whether or not you also decide to revoke your consent for electronic delivery, at any time and for no charge. Please contact the appropriate JNL Service Center to update your e-mail address, revoke your consent to electronic delivery, or request paper copies.

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IMPORTANT - PLEASE READ CAREFULLY.
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1.   I (We) hereby represent to the best of my (our) knowledge and belief that each of the statements and answers contained in this application are true, complete and correctly recorded.

2.   I (We) certify that the Social Security or Taxpayer Identification number(s) shown above is (are) correct.

3.   I (WE) UNDERSTAND THAT ANNUITY BENEFITS AND WITHDRAWAL VALUES, IF ANY, WHEN BASED ON THE INVESTMENT EXPERIENCE OF A PORTFOLIO
     IN THE SEPARATE  ACCOUNT OF JNL ARE VARIABLE AND MAY BE INCREASED OR DECREASED, AND THE DOLLAR AMOUNTS ARE NOT GUARANTEED.

4.   I (We) have been given a current prospectus for this variable annuity and for each available portfolio.

5.   The contract I (We) have applied for is suitable for my (our) insurance and investment objectives, financial situation and needs.

6.   I understand the restrictions imposed by 403(b)(11) of the Internal Revenue Code.  I understand the investment  alternatives available under my employer's 403(b) plan, to which I may elect to transfer my contract value.

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SIGNATURES * Must be completed for "Good Order"
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SIGNED AT * (city, state)                                               DATE SIGNED * (mm/dd/yyyy)

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Owner's Signature                                               Annuitant's Signature (if other than Owner)

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Joint Owner's Signature                                         Joint Annuitant's Signature (if other than Joint Owner)

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VDA 110                                                                                                                 V4473  05/06

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PRODUCER/REPRESENTATIVE'S STATEMENT
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I certify that: I am authorized and qualified to discuss the contract herein applied for; I have fully explained the contract to the client, including contract restrictions and charges; I believe this transaction is suitable given the client's financial situation and needs; I have complied with requirements for disclosures and/or replacements as necessary; and to the best of my knowledge and belief the applicant's statement as to whether or not an existing life insurance policy or annuity contract is being replaced is true and accurate. (If a replacement, please provide a replacement form or other special forms where required by state law.)
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Producer/Representative's Full Name (please print)                                      Phone No. (include area code)

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Producer/Representative's Signature                                                     Date Signed (mm/dd/yyyy)

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Address (number and street)                             City, State, ZIP

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E-Mail Address                                          Contact your home office for program information.
                                                             ___ Option A      ___ Option B
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Broker/Dealer Name              Broker/Dealer Representative No.                JNL Producer/Representative No.

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ARKANSAS, COLORADO, DISTRICT OF COLUMBIA, KENTUCKY, LOUISIANA, MAINE, NEW MEXICO, OHIO, OKLAHOMA, PENNSYLVANIA, TENNESSEE, AND WEST
VIRGINIA RESIDENTS, PLEASE NOTE: Any person who knowingly, and with intent to defraud any insurance company or other person, files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

In COLORADO, any insurance company, or agent of an insurance company, who knowingly provides false, incomplete, or misleading facts or information to a policyholder or claimant for the purpose of defrauding, or attempting to defraud, the policyholder or claimant with regard to a settlement or award payable from insurance proceeds, shall be reported to the Colorado Division of Insurance within the Department of Regulatory Agencies.

FLORIDA RESIDENTS: Any person who knowingly, and with intent to injure, defraud, or deceive any insurer, files a statement of claim or an application containing any false, incomplete or misleading information, is guilty of a felony of the third degree.
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                     MAILING ADDRESS AND CONTACT INFORMATION
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IF PURCHASED THROUGH A NON-BANK BROKER/DEALER, SEND TO:

        REGULAR MAIL                           OVERNIGHT MAIL
        ------------                           --------------
    JNL(R) Service Center                    JNL Service Center
       P.O. Box 17240                   8055 E. Tufts Ave., 2nd Fl.
    Denver, CO 80217-0240                     Denver, CO 80237

             CUSTOMER CARE: 800/766-4683 (8:00 a.m. to 8:00 p.m. ET)
                                FAX: 800/943-6761
                           E-MAIL: contactus@jnli.com

IF PURCHASED THROUGH A BANK OR FINANCIAL INSTITUTION, SEND TO:

         REGULAR MAIL                       OVERNIGHT MAIL
         ------------                       --------------
    JNL/IMG Service Center              JNL/IMG Service Center
        P.O. Box 30392                      1 Corporate Way
    Lansing, MI 48909                      Lansing, MI 48951

             CUSTOMER CARE: 800/777-7779 (8:00 a.m. to 8:00 p.m. ET)
                                FAX: 517/706-5540
                           E-MAIL: contactus@jnli.com
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         Not FDIC/NCUA insured * Not Bank/CU guaranteed * May lose value
               Not a deposit * Not insured by any federal agency
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VDA 110                                                             V4473  05/06